Shaker Fund

                        Supplement Dated August 28, 2006
                       to Prospectus Dated August 1, 2006

Effective August 28, 2006, Forum Funds (the "Trust") ceased publicly offering shares of Shaker Fund (the "Fund"), a series of the Trust. The Fund is expected to cease operations on or about September 28, 2006. On or about September 28, 2006, the Fund will redeem any remaining outstanding shares in the Fund and each remaining shareholder will receive a dollar amount equal to his or her investment in the Fund as of that date. A redemption is and an exchange may be a taxable event.

In connection with the proposed redemptions, the Fund will convert its portfolio holdings to cash and/or cash equivalents.



                       Please retain for future reference.